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                         SUPPLEMENT DATED JUNE 30, 1999
                        TO PROSPECTUS DATED MAY 1, 1999

                                       OF

                         EUROPEAN REAL ESTATE PORTFOLIO
                          ASIAN REAL ESTATE PORTFOLIO
                           U.S. REAL ESTATE PORTFOLIO

                                 PORTFOLIOS OF

              MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                                 P.O. BOX 2798
                             BOSTON, MASSACHUSETTS
                                   02208-2798

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    The Prospectus is hereby amended and supplemented to reflect changes in the portfolio management of the European Real Estate and Asian Real Estate Portfolios. Jan Willem de Geus now shares primary responsibility for managing the assets of the European Real Estate Portfolio. In addition, Kiat Seng Seah no longer serves as a Portfolio Manager to the Asian Real Estate Portfolio. Theodore R. Bigman and Timothy Jensen now share primary responsibility for managing the assets of the Asian Real Estate Portfolio. Accordingly, the paragraphs "EUROPEAN REAL ESTATE PORTFOLIO" and "ASIAN REAL ESTATE PORTFOLIO" on page 8 are hereby deleted and replaced with the following:

EUROPEAN REAL ESTATE PORTFOLIO
THEODORE R. BIGMAN, DANIEL A. POLICY AND JAN WILLEM DE GEUS
Theodore R. Bigman joined MSDW Investment Management in 1995 and currently is a Principal of MSDW Investment Management and Morgan Stanley. He has primary responsibility for managing MSDW Investment Management's global real estate securities business. Prior to joining MSDW Investment Management, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group. While at CS First Boston, Mr. Bigman established and managed that firm's REIT effort, which included primary responsibility for $2.5 billion of initial public offerings by REITs. Mr Bigman graduated from Brandeis University in 1983 with a B.A. in Economics and received his M.B.A. from Harvard University in 1987. Daniel A. Policy joined MSDW Investment Management in 1995 as a Research Analyst in New York and moved to MSDW Investment Management's Amsterdam office in 1997 to establish and manage the European Real Estate Portfolio. Mr. Policy graduated from the University of Notre Dame in 1992 with a B.B.A. in Accounting, and received his J.D. from the University of California, Hastings College of Law in 1995. Jan Willem de Geus joined MSDW Investment Management in 1997 to establish and manage the European Real Estate Portfolio and currently is a Vice President of MSDW Investment Management. During March through May 1999, he departed MSDW Investment Management to act as a consultant in the real estate securities business. Before joining MSDW Investment Management in 1997, he was employed at the Dutch Metalworkers Pensionfund (MPMA), where he worked for four years in the international real estate department. At the MPMA he was involved in the acquisition of direct real estate, was responsible for selecting REIT managers in the United States and was a portfolio manager of international real estate securities. He graduated from the University of Nijmegen in 1991 with a doctorate in city planning with a specialization in real estate and received a masters degree in real estate investment from the Pennsylvania State University in 1993. He is currently in the final stage of finishing his RBA (the Dutch equivalent of an American CFA). Messrs. Bigman and Policy have shared primary responsibility for managing the Portfolio's assets since January 1999. Mr. de Geus had primary responsibility for managing the Portfolio's assets from its inception until his departure in February 1999 and has shared primary responsibility for managing the Portfolio's assets since his return in June 1999.

ASIAN REAL ESTATE PORTFOLIO
THEODORE R. BIGMAN AND TIMOTHY JENSEN
Information about Theodore R. Bigman is included under the European Real Estate Portfolio above. Timothy Jensen joined MSDW Investment Management in 1998. He is a Principal of MSDW Investment
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Management and Morgan Stanley and a senior member of MSDW Investment
Management's Emerging Markets Equity Group, focusing primarily on Asian markets other than Japan. Prior to joining MSDW Investment Management, he was a Partner at Ardsley Partners, where he managed a portion of the emerging markets assets. Prior to that, he was a Vice President at Bankers Trust Company where he was responsible for a Latin American equity portfolio. He graduated from Harvard College with a B.A. in History and received an M.B.A. in Finance from UCLA. Messrs. Bigman and Jensen have shared primary responsibility for managing the Portfolio's assets since June 1999.

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